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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ___________


                                   FORM 8-K/A

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                  ___________

      Date of Report (Date of earliest event reported):  January 15, 1997



                                AON CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                        1-7933                    36-3051915
  (State or other                  (Commission               (I.R.S. Employer
  jurisdiction of                   File Number)            Identification No.)
  organization)


         123 North Wacker Drive
           Chicago, Illinois                                       60606
(Address of principal executive offices)                         (Zip Code)


                                 (312) 701-3000
             (Registrant's telephone number, including area code:)


                                 Not Applicable
                        (Former name or former address,
                         if changed since last report.)
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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits:

               (5)  Consent of Deloitte & Touche LLP.

                                      -2-
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AON CORPORATION



DATE:  February 21, 1997
                                        By: /s/ Raymond I. Skilling
                                            -----------------------------------
                                        Name:  Raymond I. Skilling
                                        Title: Executive Vice President
                                               and Chief Counsel
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                                                   Page
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    (c)(5)    Consent of Deloitte & Touche LLP                  1